PROMISSORY NOTE AND SECURITY AGREEMENT

DATE: ___________                               $______________
DEBTOR:
                                                CREDITOR/SECURED PARTY:
Mountain States Capital, Inc.
2601 East Thomas Road, Suite 117                --------------------------------
Phoenix, Arizona 85016
                                                --------------------------------
PROMISE TO PAY
                                                --------------------------------

     Mountain States Capital, Inc. ("Debtor") hereby promises to pay upon demand to the order of the CREDITOR/SECURED PARTY listed above ("Creditor") at the above address, the sum indicated above, with interest at the rate of ____________ percent per month until paid. This Promissory Note and Security Agreement ("Agreement") is made in Phoenix, Arizona and shall be for a period of _______________ months at which time all interest and principal then remaining shall be due and payable. The Agreement may be called by the Creditor with 90 days written notice. Monthly interest payments will be made on the last day of the month. All amounts due for partial months will be prorated based upon the number of days in that month. Debtor shall have the option of prepaying the principal under this Agreement in whole or part, without penalty it any time. All payments hereunder shall be applied first to interest, then to principal, then to late charges. Debtor shall pay, upon demand, any and all expenses, including reasonable attorney fees, incurred or paid by Creditor without suit or action in attempting to collect funds due under this Agreement. In the event an action is instituted to enforce or interpret any of the terms of this Agreement including but not limited to any action or participation by Debtor, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial, on appeal, and on review whether or not taxable as costs, including, without limitation, attorney fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

SECURITY AGREEMENT

     Debtor, does hereby grant unto the Secured Party, its successors and assigns, a security interest in the assets of the corporation, Mountain States Capital, Inc., together with all increases, intangible assets, equipment, renewals and replacements of all or any part thereof, and other assets whether now owned or hereafter acquired by Debtor (all hereinafter called "Collateral"), and all proceeds of the Collateral, to secure prompt payment when due of this Promissory Note and Security Agreement, executed and delivered by Debtor to Secured Party, and any and all extensions and renewals thereof, and any and all future advances made by Secured Party to Debtor at Secured Party's option, together with all other liabilities to Secured Party (primarily, secondarily, direct, contingent, sole, joint, or several) due or to become due or which may be hereafter contracted or acquired and the performance by Debtor of all of the terms and conditions of this Agreement.

DEBTOR WARRANTS: 1. Debtor is or will be the owner of the Collateral subject to similar secured agreements; 2. Debtor has the right to make this agreement; 3. the Collateral is used or bought for use and will be used primarily for business purposes and that the location specified above is Debtor's only place of business.

     THIS AGREEMENT IS SUBJECT TO THE ADDITIONAL TERMS ON THE BACK OF THIS PAGE, WHICH ARE MADE A PART HEREOF.


-----------------------------------     ----------------------------------------
SECURED PARTY             Date          MOUNTAIN STATES CAPITAL, INC.    Date


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SECURED PARTY             Date

              DEBTORS FURTHER COVENANTS, WARRANTS AND AGREES THAT:

     1. Debtor will pay the Secured Party all amounts payable on the note or notes mentioned above and all other notes held by Secured Party as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will perform all terms of said notes and this or any other security or loan agreement between Debtor and Secured Party, and will discharge all said liabilities.

     2. Debtor will defend the Collateral against all persons claiming an interest adverse to that of the Secured Party and pay promptly when due all taxes and assessments upon the Collateral.

     3. Debtor will keep the Collateral in good condition and repair, reasonable wear and tear excepted, and will permit Secured Party to enter upon any lands owned, leased or otherwise controlled by the Debtor at reasonable times for the purpose of examining the Collateral.

     4. Debtor will pay as part of the debt hereby secured all amounts, including reasonable attorney's fees and legal expenses, with interest thereon, paid by Secured Party (a) for taxes, levies, insurance, repairs to, or maintenance of the Collateral, and (b) in taking possession of disposing of or preserving the Collateral, and (b) in taking possession of, disposing of or preserving the Collateral after any default hereinafter described.

     5. Debtor will immediately notify Secured Party of any change in Debtor's residence or place of business.

     6. Debtor will without the prior written consent of Secured Party provide for additional notes and security agreements at the sole discretion of Debtor. The Secured Party may be over or under secured.

     7. Debtor hereby authorizes Secured Party at Debtor's expense, to do all acts and things which Secured Party may deem necessary to perfect and continue perfected the security interest created by this security agreement and to protect the Collateral.

     S. Any notice form Secured Party to Debtor, if mailed, shall be deemed given when mailed, certified mail, postage prepaid, addressed to Debtor either at Debtor's address specified above, or such other address of Debtor as may from time to time be shown on Secured Party's records.

     9. UNTIL DEFAULT, Debtor may retain possession of the Collateral and use it in any lawful manner not inconsistent with the agreements herein, or with the terms and conditions of any policy of insurance thereon.

     10. DEFAULT-Debtor shall be in default under this agreement upon the happening of any of the following events: (a) nonpayment, when due, of any amount payable on any of the liabilities or failure to observe or perform any term hereof; (b) if any covenant, warranty or representation shall prove to be untrue in any material respect; (c) any Debtor becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or
any  proceeding  is  instituted  by or against any Debtor   alleging  that such
Debtor is insolvent or unable to pay debts as they mature; (d) entry of any judgement against any Debtor; (e) death of any Debtor who is a natural person, or of any partner of any Debtor which is a partnership; (f) dissolution, merger or consolidation, or transfer of substantial part to the property of any Debtor which is a corporation or a partnership; or (g) loss, theft, substantial damage, destruction or encumbrance of any of the Collateral.

     In the event of a default, Secured Party shall have the right, at its option and without demand or notice, to declare all or any part of the obligations immediately due and payable; and in addition, Secured Party may exercise, in addition to the rights and remedies granted hereby, all of the rights and remedies of a Secured Party under the Uniform Commercial Code or any other applicable law. Debtor agrees in the event of a default, to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient. Debtor further agrees to pay all cost and expenses of Secured Party, including reasonable attorneys' fees, in the collection of any of the Obligations or the enforcement of any of Secured Party's rights. If any notice of sale, disposition or other intended action by Secured Party is required by law to be given to Debtor, such notice shall be deemed reasonably and properly given if mailed to Debtor at the address specified above, or such other address of Debtor as may be shown on Secured Party's records, at least (10) days before such sale, disposition or other intended action. Waiver of any default hereunder by Secured Party shall not be waiver of any other default or of a same default on a later occasion. No delay or failure by Secured Party to exercise any right or remedy shall be a waiver of such right or remedy and no single, or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy at any other time.

     11. This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of Arizona. If any part of this contract shall be adjudged invalid, the remainder shall not thereby be invalidated.

     12. If more than one party shall sign this Security Agreement, the term "Debtor" shall mean all such parties and each of them and all such parties shall be jointly and severally obligated hereunder. All rights of Secured Party shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind Debtor's heirs, executors, administrators, successors and assigns.

     13.   Additional   provisions   of   this   agreement   (if   none   insert
"NONE"):__________________________